UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): September 19, 2006

OAK HILL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-26876	31-1010517
(State or jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification No.)

14621 S. R. 93
Jackson, OH 45640
(Address of principal executive offices)(Zip Code)

(740) 286-3283
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01      Entry Into a Material Definitive Agreement.

On September 19, 2006, Oak Hill Financial, Inc. (the “Company”) entered into an Amendment No. 2 to Rights Agreement (“Amendment No. 2”) with Registrar and Transfer Company, as successor Rights Agent under the Rights Agreement, dated January 23, 1998, as amended on November 14, 2000 (as amended, the “Rights Agreement”).

A copy of Amendment No. 2 is attached hereto as Exhibit 4.1 and is incorporated by reference herein. Capitalized terms used in the following description are used as defined in Amendment No. 2. The following description of material terms of Amendment No. 2 is qualified by reference to the actual text of the Rights Agreement, as amended by Amendment No. 2.

Amendment No. 2 extended the Expiration Date of the Rights Agreement to September 18, 2016.
Amendment No. 2 also states that upon the occurrence of a Triggering Event, in accordance with Section 11(e)(i) of the Rights Agreement, each holder of a Right shall have the right to receive, upon exercise thereof for the Purchase Price, in lieu of securities or other property otherwise purchase upon such exercise, such number of Common Shares equal to the result obtained by multiplying the Purchase Price by a fraction, the numerator of which is the number of one one-hundredths of a Preferred Shares for which a Right is then exercisable and the denominator of which is 50% of the Market Value of the Common Shares on the date of the occurrence of such Triggering Event. In addition, Amendment No. 2 eliminated various “dead-hand” provisions, which only permitted certain Continuing Directors to redeem the Rights or amend the Rights Agreement.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” of this Form 8-K is incorporated herein by reference.

Item 7.01.      Regulation FD Disclosure

On September 22, 2006, the Company issued a press release announcing, among other things, the execution of the Amendment No. 2. A copy of the press release is furnished as Exhibit 99.1.

The information in this Item 7.01 of Form 8-K, including the Exhibit 99.1 attached hereto, is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits.

		Exhibit No.	Description

		4.1	Amendment No. 2 to Rights Agreement, dated as of September 19, 2006, between the Company and Registrar and Transfer Company, as Rights Agent.

99.1
Press release of Oak Hill Financial, Inc., dated September 22, 2006, announcing the execution of Amendment No. 2 to Rights Agreement, dated as of September 19, 2006, between the Company and Registrar and Transfer Company as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oak Hill Financial, Inc.

/s/ Ron J. Copher

Date: September 22, 2006	Ron J Copher
Chief Financial Officer,
Treasurer & Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 2 to Rights Agreement, dated as of September 19, 2006, between the Company and Registrar and Transfer Company, as Rights Agent.

99.1
Press release of Oak Hill Financial, Inc., dated September 22, 2006, announcing the execution of Amendment No. 2 to Rights Agreement, dated as of September 19, 2006, between the Company and Registrar and Transfer Company as Rights Agent.

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